June 30, 2001

BERGER INSTITUTIONAL
PRODUCTS TRUST
SEMI-ANNUAL REPORT

[BERGER FUNDS LOGO]

BERGER IPT-LARGE CAP GROWTH FUND

This report reflects the financial position of the Fund at June 30, 2001 and the results of operations and changes in its net assets for the periods indicated.

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             Berger IPT-Large Cap Growth Fund                                  3

             Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report


Table of Contents
--------------------------------------------------------------------------------

BERGER IPT-LARGE CAP GROWTH FUND

Portfolio Manager Commentary ...........................................................................     4

Schedule of Investments ................................................................................     5

FINANCIAL STATEMENTS AND NOTES

Statement of Assets and Liabilities ....................................................................     8

Statement of Operations ................................................................................     9

Statements of Changes in Net Assets ....................................................................    10

Notes to Financial Statements ..........................................................................    11

FINANCIAL HIGHLIGHTS ...................................................................................    14

This material must be preceded or accompanied by a prospectus. Berger Distributors LLC - Member NASD (2/01)

4

Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report


                                Ticker Symbol                              BGINX
Berger IPT-Large Cap            PORTFOLIO MANAGER COMMENTARY    STEVEN L. FOSSEL
Growth Fund                                                        JAY W. TRACEY
--------------------------------------------------------------------------------

Market Conditions

After a painful first quarter--the fourth consecutive negative quarter for growth investors--the market rebounded slightly in the second quarter. Growth indices generally outperformed value indices, and small cap funds generally outperformed medium and large cap funds. These patterns are typical of past market recoveries and lead us to believe that the second quarter could mark the beginning of a recovery trend.

The precipitous slowdown in the economy, especially in the technology and communications sectors, continued to bring down the market during the first three months of this reporting period. But the general investing environment brightened somewhat in the last three months. Heavy selling pressure dissipated after early April, and the monetary environment improved because of a series of significant Federal Reserve interest rate cuts this year. At some point, we expect this to have a stimulative effect on the economy. So far, lower rates have positively impacted the consumer side of the economy, particularly housing. Manufacturing hasn't yet seen much impact from the lower rates, and capital spending remains especially weak. Although the corporate profits picture has continued to worsen, the economy is showing some signs of stabilizing. Manufacturing is still contracting, but at a slower rate, which leads us to believe we may be closer to a turning point.

Fund Performance

Although the Berger IPT-Large Cap Growth Fund (the "Fund") turned in a gain for the second quarter, it was not enough to overcome the first quarter's negative return. The Fund was down 16.01%(1) for the six-month period ended June 30, 2001, compared with a 6.70% decline in its benchmark, the Standard & Poor's (S&P) 500.(2)

Performance was widely disparate over the two quarters. The economic slowdown in the first quarter penalized technology stocks in particular, and highly valued economically sensitive stocks generally. Energy stocks, however, posted positive returns that quarter. The sectors reversed their positions second quarter: technology outperformed and energy underperformed.

Although we reduced our overall weighting this reporting period by eliminating some positions, e.g., Siebel Systems, Inc., JDS Uniphase Corp., and Sun Microsystems, Inc., technology continues to be the Fund's largest sector. Microsoft Corp., Oracle Corp., and VeriSign, Inc. are among the Fund's holdings that are leaders in their respective industry niche. VeriSign, for example, is the leading Internet security and infrastructure company. Although these three companies turned in strong second-quarter results, especially VeriSign, only Microsoft registered a gain for the six-month period. This reflects the strong decline suffered by technology stocks generally since April 2000.

After a positive first quarter, energy stocks were generally poor performers in the second. Oil services companies declined during the quarter because of concerns over commodity pricing and the supply/demand picture for oil and gas. The sector also suffered from concerns about day rates and pricing. While the outlook is still positive long term, it is murky in the short term. Therefore, we trimmed several positions, including Nabors Industries, Inc., previously one of the Fund's largest holdings, and sold Enron Corp. and ENSCO International, Inc. outright.

Consumer, manufacturing and finance industries picked up in the second quarter. General Electric Co. and Tyco International Ltd. outperformed manufacturing as a group. Strong, aggressive management teams and a diverse mix of business allowed both companies to show strong earnings growth despite a slowing economy.

On the consumer front, AOL Time Warner, Inc. and EchoStar Communications Corp. posted positive returns over the six months. In the finance sector, Citigroup, Inc. and Morgan Stanley Dean Witter & Co. had strong second-quarter gains, but only Citigroup had a positive return over the six months.

Though underweighted in communications stocks, the Fund's large position in Qwest Communications International, Inc. hurt performance. We believe Qwest has solid fundamentals and is temporarily suffering from its association with smaller, unprofitable companies with less clear outlooks.

Outlook

On the basis of the average length of past economic downturns and a positive monetary environment, we believe we may be close enough to a recovery in the economy that the stock market can make gradual progress from here. We cannot forecast how soon or how fast the economy will recover, nor can we predict how robust the stock market's rebound will be. We think it is prudent to assume that the recovery will be more moderate, and it will take longer for the market averages, especially the Nasdaq, to reach new highs than it took following the down cycles of the 1990s. We will continue to focus on the individual merits of each stock. Our goal remains to be positioned in companies with strong fundamentals and long-term earnings potential.

Past performance is no guarantee of future results.

(1) Due to market volatility, the Fund's current performance may be lower than the figures shown. Investment return and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total return and total return measure change in the value of an investment in the Fund assuming the reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. Portfolio holdings and composition are subject to change.

(2) The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The Index is unmanaged, and investors cannot make investments in the Index. Source: Lipper

             Berger IPT-Large Cap Growth Fund                                  5

             Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger IPT-Large Cap Growth Fund

Comparison of Change in Value of Berger IPT-Large Cap Growth Fund vs. S&P 500 Index


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001
One Year                                 (29.64)%
Five Year                                 15.68%
Life of Fund (5/1/96)                     15.17%

Berger IPT-Large Cap Growth Fund            $20,756
S&P 500 Index                 $20,227

[GRAPH]

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2001
                                                                   -------------
Shares                                                                     Value
------                                                             -------------
Common Stock (83.26%)
Banks - Money Center (3.47%)
       9,530     Bank of New York Co., Inc.                        $     457,440
      19,673     Citigroup, Inc.                                       1,039,521
                                                                   -------------
                                                                       1,496,961
                                                                   -------------
Banks - Super Regional (2.57%)

      11,525     Fifth Third Bancorp.                                    692,076
       6,710     Northern Trust Corp.                                    419,375
                                                                   -------------
                                                                       1,111,451
                                                                   -------------
Commercial Services - Advertising (1.26%)
       6,350     Omnicom Group, Inc.                                     546,100
                                                                   -------------

Computer - Manufacturers (0.99%)
       3,790     International Business Machines Corp.                   428,270
                                                                   -------------

Computer - Memory Devices (0.96%)
      14,300     EMC Corp.*                                              415,415
                                                                   -------------

Computer - Networking (0.86%)
      20,318     Cisco Systems, Inc.*                                    369,787
                                                                   -------------

                                                                   June 30, 2001
                                                                   -------------
Shares                                                                     Value
------                                                             -------------
Common Stock (83.26%) - continued
Computer - Services (1.68%)
      11,590     Electronic Data Systems Corp.                     $     724,375
                                                                   -------------

Computer Software - Desktop (3.32%)
      19,660     Microsoft Corp.*                                      1,435,180
                                                                   -------------

Computer Software - Enterprise (1.26%)
      28,610     Oracle Corp.*                                           543,590
                                                                   -------------

Computer Software - Security (1.56%)
      13,300     Check Point Software Technologies Ltd.*                 672,581
                                                                   -------------

Diversified Operations (7.79%)
      20,080     AOL Time Warner, Inc.*                                1,064,240
      21,080     Pharmacia Corp.                                         968,626
      24,450     Tyco International Ltd.                               1,332,525
                                                                   -------------
                                                                       3,365,391
                                                                   -------------
Electrical - Equipment (3.54%)
      31,320     General Electric Co.                                  1,526,850
                                                                   -------------

6

Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report

Berger IPT-Large Cap
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2001
                                                                   -------------
Shares                                                                     Value
------                                                             -------------
Common Stock (83.26%) - continued
Electronics - Miscellaneous Products (0.84%)
       7,030     Celestica, Inc.*                                  $     362,045
                                                                   -------------

Electronics- Semiconductor Equipment (2.45%)
      39,320     Agere Systems, Inc. - Class A*                          287,036
      13,230     KLA-Tencor Corp.*                                       773,558
                                                                   -------------
                                                                       1,060,594
                                                                   -------------
Electronics - Semiconductor Manufacturing (2.04%)
       9,770     Analog Devices, Inc.*                                   422,552
      14,520     Texas Instruments, Inc.                                 457,380
                                                                   -------------
                                                                         879,932
                                                                   -------------
Fiber Optic Components (0.77%)
       8,700     CIENA Corp.*                                            330,600
                                                                   -------------

Finance - Investment Brokers (1.74%)
      11,710     Morgan Stanley Dean Witter & Co.                        752,133
                                                                   -------------

Finance - Mortgage & Related Services (1.73%)
      10,680     Freddie Mac                                             747,600
                                                                   -------------

Financial Services - Miscellaneous (1.31%)
      10,900     Concord EFS, Inc.*                                      566,909
                                                                   -------------

Insurance - Property/Casualty/Title (1.57%)
       7,870     American International Group, Inc.                      676,820
                                                                   -------------

Internet - Network Security/Solutions (2.57%)
      18,520     VeriSign, Inc.*                                       1,111,385
                                                                   -------------

Media - Cable TV (4.13%)
      20,293     Charter Communications, Inc.*                           473,841
      14,350     Comcast Corp. - Special Class A*                        622,790
      39,170     Liberty Media Corp.*                                    685,083
                                                                   -------------
                                                                       1,781,714
                                                                   -------------
Media - Radio/TV (1.81%)
       8,290     Clear Channel Communications, Inc.*                     519,783
       5,050     Viacom, Inc. - Class B*                                 261,337
                                                                   -------------
                                                                         781,120
                                                                   -------------
Medical - Biomedical/Genetics (5.46%)
      13,480     Amgen, Inc.*                                            817,966
      20,430     Genentech, Inc.*                                      1,125,693
      16,610     Serono SA - ADR*                                        414,419
                                                                   -------------
                                                                       2,358,078
                                                                   -------------
Medical - Ethical Drugs (5.93%)
      17,890     American Home Products Corp.                          1,045,500
      29,100     Pfizer,Inc.                                           1,165,455
       9,700     Schering-Plough Corp.                                   351,528
                                                                   -------------
                                                                       2,562,483
                                                                   -------------

                                                                   June 30, 2001
                                                                   -------------
Shares/Par Value                                                           Value
----------------                                                   -------------
Common Stock (83.26%) - continued
Medical - Instruments (0.96%)
       9,040     Medtronic,Inc.                                    $     415,930
                                                                   -------------

Medical - Products (1.29%)
      15,450     Guidant Corp.*                                          556,200
                                                                   -------------

Oil & Gas - Drilling (3.65%)
      11,700     Diamond Offshore Drilling, Inc.                         386,685
      17,390     Nabors Industries, Inc.*                                646,908
      13,110     Transocean Sedco Forex, Inc.                            540,787
                                                                   -------------
                                                                       1,574,380
                                                                   -------------
Oil & Gas - International Integrated (1.42%)
       8,720     TotalFinaElf SA - Spon. ADR                             612,144
                                                                   -------------

Oil & Gas - Machinery & Equipment (3.03%)
      24,950     Baker Hughes, Inc.                                      835,825
       9,800     Weatherford International,Inc.*                         470,400
                                                                   -------------
                                                                       1,306,225
                                                                   -------------
Oil & Gas - Production/Pipeline (2.48%)
      12,860     Dynegy,Inc.                                             597,990
      14,300     The Williams Cos., Inc.                                 471,185
                                                                   -------------
                                                                       1,069,175
                                                                   -------------
Oil & Gas - U.S. Exploration & Production (1.30%)
      10,360     Anadarko Petroleum Corp.                                559,750
                                                                   -------------

Retail - Department Stores (0.92%)
       6,300     Kohls Corp.*                                            395,199
                                                                   -------------

Retail - Major Discount Chains (0.81%)
      10,170     Target Corp.                                            351,882
                                                                   -------------

Retail/Wholesale - Building Products (0.69%)
       4,080     Lowe's Companies,Inc.                                   296,004
                                                                   -------------

Telecommunications - Equipment (1.83%)
      18,334     Nokia Corp. - Spon. ADR                                 404,081
       9,490     Scientific-Atlanta, Inc.                                385,294
                                                                   -------------
                                                                         789,375
                                                                   -------------

Utility - Electric Power (3.27%)
      17,220     Constellation Energy Group, Inc.                        733,572
      12,370     PPL Corp.                                               680,350
                                                                   -------------
                                                                       1,413,922
                                                                   -------------
Total Common Stock
(Cost $34,450,368)                                                    35,947,550
                                                                   -------------
Corporate Debt - Convertible (5.73%)
Computer Software - Enterprise (2.84%)
    $278,000     Siebel Systems, Inc.
                 5.50%, 9/15/2006                                        601,175
     314,000     VERITAS Software Corp.
                 1.86%, 8/13/2006                                        626,037
                                                                   -------------
                                                                       1,227,212
                                                                   -------------

             Berger IPT-Large Cap Growth Fund                                  7

             Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2001
                                                                   -------------
Shares/Par Value                                                           Value
----------------                                                   -------------
Corporate Debt - Convertible (5.73%) - continued
Media - Cable TV (2.43%)
  $1,182,000     EchoStar Communications Corp. -
                 Class A
                 4.88%, 1/1/2007                                   $   1,050,502
                                                                   -------------

Telecommunications - Services (0.46%)
     757,000     Level Three Communications, Inc.
                 6.00%, 9/15/2009                                        197,766
                                                                   -------------
Total Corporate Debt - Convertible
(Cost $2,810,562)                                                      2,475,480
                                                                   -------------
Preferred Stock - Convertible (2.58%)
Telecommunications - Services (2.58%)
      21,240     Qwest Trends Trust -144A, 5.75%                       1,112,445
                                                                   -------------
Total Preferred Stock - Convertible
(Cost $1,355,183)                                                      1,112,445
                                                                   -------------
U.S. Government Agency Obligations (5.09%)
  $2,200,000     FHLMA Discount Note -
                 3.94%, 7/2/2001                                       2,199,759
                                                                   -------------
Total U.S. Government Agency Obligations
(Cost $2,199,759)                                                      2,199,759
                                                                   -------------
Repurchase Agreement (4.41%)
  $1,906,000     State Street Repurchase Agreement,
                 3.88% dated June 29, 2001, to be
                 repurchased at $1,906,616 on
                 July 2, 2001, collateralized by
                 FHLMC Agency Note, 0.00% -
                 August 17, 2001 with a value of
                 $1,945,225                                            1,906,000
                                                                   -------------
Total Repurchase Agreement
(Cost $1,906,000)                                                      1,906,000
                                                                   -------------
Total Investments (Cost $42,721,872) (101.07%)                        43,641,234
Total Other Assets, Less Liabilities (-1.07%)                           (461,306)
                                                                   -------------
Net Assets (100.00%)                                               $  43,179,928
                                                                   -------------

*Non-income producing security.
ADR - American Depositary Receipt.
FHLMA - Federal Home Loan Mortgage Association.
FHLMC - Federal Home Loan Mortgage Corp.
144A - Resale is restricted to qualified institutional buyers.

See notes to financial statements.

8

Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report

Berger IPT-Large Cap
Growth Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)
                                                       -------------------------
Assets
Investments, at cost                                               $  42,721,872
                                                                   -------------
Investments, at value                                                 43,641,234
Cash                                                                      46,483
Receivables
   Investment securities sold                                            242,038
   Fund shares sold                                                          110
   Dividends                                                              11,850
   Interest                                                               49,332
                                                                   -------------

        Total Assets                                                  43,991,047
                                                                   -------------

Liabilities
Payables
   Investment securities purchased                                       645,050
   Fund shares redeemed                                                  127,527
Accrued investment advisory fees                                          27,434
Accrued custodian and accounting fees                                      4,440
Accrued transfer agent fees                                                1,068
Accrued audit fees                                                         5,600
                                                                   -------------
        Total Liabilities                                                811,119
                                                                   -------------
Net Assets Applicable to Shares Outstanding                        $  43,179,928
                                                                   -------------

Components of Net Assets

Capital (par value and paid in surplus)                            $  53,214,479
Undistributed net investment income                                      314,334
Undistributed net realized loss on
  securities and foreign currency transactions                       (11,268,247)
Net unrealized appreciation on
  securities and foreign currency transactions                           919,362
                                                                   -------------
                                                                   $  43,179,928
                                                                   -------------
Shares Outstanding (par value $0.01,
  unlimited shares authorized)                                         2,236,473
                                                                   -------------

Net Asset Value, Offering and Redemption Price Per Share           $       19.31
                                                                   -------------

See notes to financial statements.

             Financial Statements and Notes                                    9

             Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                               For the Six Months Ended
                                                                              June 30, 2001 (Unaudited)
                                                                              -------------------------
Investment Income
   Dividends (net of foreign taxes)                                                        $    140,786
   Interest                                                                                     220,885
                                                                                           ------------
        Total Income                                                                            361,671
                                                                                           ------------
Expenses
   Investment advisory fees                                                                     185,934
   Accounting fees                                                                                7,740
   Custodian fees                                                                                12,875
   Transfer agent fees                                                                            2,571
   Registration fees                                                                                555
   Audit fees                                                                                     5,423
   Legal fees                                                                                       519
   Trustees' fees and expenses                                                                    1,962
   Shareholder reporting fees                                                                     2,650
   Interest expense                                                                               4,394
   Other expenses                                                                                   494
                                                                                           ------------
      Gross Expenses                                                                            225,117
      Less earnings credits                                                                     (13,432)
                                                                                           ------------
      Net Expenses                                                                              211,685
                                                                                           ------------
      Net Investment Income                                                                     149,986
                                                                                           ------------
Net Realized and Unrealized Loss on Securities and Foreign Currency
     Transactions
Net realized loss on securities and foreign currency transactions                            (8,900,232)
Net change in unrealized appreciation on securities and foreign
     currency transactions                                                                   (1,175,688)
                                                                                           ------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions            (10,075,920)
                                                                                           ------------
Net Decrease in Net Assets Resulting from Operations                                       $ (9,925,934)
                                                                                           ------------
Foreign taxes withheld                                                                     $      3,890
                                                                                           ------------

See notes to financial statements.

10

Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report

Berger IPT-Large Cap
Growth Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Six Months Ended           Year Ended
                                                                                      June 30, 2001         December 31,
                                                                                        (Unaudited)                 2000
                                                                                   ----------------       --------------
From Operations
Net investment income                                                                $      149,986       $      170,361
Net realized loss on securities and foreign currency transactions                        (8,900,232)          (2,083,279)
Net change in unrealized appreciation on securities
   and foreign currency transactions                                                     (1,175,688)          (6,140,656)
                                                                                     --------------       --------------
Net Decrease in Net Assets Resulting from Operations                                     (9,925,934)          (8,053,574)
                                                                                     --------------       --------------
From Dividends and Distributions to Shareholders
Distributions (in excess of net realized gains on investments)                                   --           (1,466,713)
                                                                                     --------------       --------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                      --           (1,466,713)
                                                                                     --------------       --------------

From Fund Share Transactions
Proceeds from shares sold                                                                 8,923,650           42,968,012
Net asset value of shares issued in reinvestment of dividends and distributions                  --
                                                                                                               1,466,713
Payments for shares redeemed                                                            (11,836,713)          (3,767,462)
                                                                                     --------------       --------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions               (2,913,063)          40,667,263
                                                                                     --------------       --------------
Net Increase (Decrease) in Net Assets                                                   (12,838,997)          31,146,976

Net Assets
Beginning of period                                                                      56,018,925           24,871,949
                                                                                     --------------       --------------
End of period                                                                        $   43,179,928       $   56,018,925
                                                                                     --------------       --------------
Undistributed net investment income                                                  $      314,334       $      164,348
                                                                                     --------------       --------------
Transactions in Fund Shares
Shares sold                                                                                 417,080            1,574,865
Shares issued to shareholders in reinvestment of dividends and distributions                     --               64,670
Shares redeemed                                                                            (618,267)            (142,230)
                                                                                     --------------       --------------
Net Increase (Decrease) in Shares                                                          (201,187)           1,497,305
Shares outstanding, beginning of period                                                   2,437,660              940,355
                                                                                     --------------       --------------
Shares outstanding, end of period                                                         2,236,473            2,437,660
                                                                                     --------------       --------------

See notes to financial statements

             Financial Statements and Notes                                   11

             Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report

--------------------------------------------------------------------------------

Notes to Financial
Statements
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Organization

Berger IPT-Large Cap Growth Fund (the "Fund") (formerly Berger IPT-Growth and Income Fund) is a series of the Berger Institutional Products Trust (the "Trust"), a Delaware business trust, established on October 17, 1995. The Trust is organized as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund, Berger IPT-Growth Fund (formerly Berger IPT-100 Fund), Berger IPT-Small Company Growth Fund , Berger IPT-New Generation Fund and Berger IPT-International Fund (formerly Berger/BIAM IPT-International Fund) (collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future.

The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All Shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans.

Effective May 1, 2001, the trustees of the Berger IPT-Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so eliminated the Fund's secondary investment objective. As a result, the Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Fund's net asset value are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

Calculation of Net Asset Value

The Fund's per share calculation of net asset value is determined by dividing the total value of its assets, less liabilities, by the total number of shares outstanding.

Federal Income Tax Status

It is the Fund's policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

12

Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report

Notes to Financial
Statements
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Change in Accounting Principle

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. Effective January 1, 2001, the Fund has adopted the provisions of the Guide and, as a result, is required to amortize discount and premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund. Additionally, the effect of this change had no material impact on the Fund's components of net assets or on its changes in net assets from operations for the period ended June 30, 2001.

Common Expenses

Certain expenses, which are are not directly allocable to a specific Fund of the Trust, are allocated to the Funds on the basis of relative net assets.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  Agreements

Berger serves as the investment advisor to the Fund. As compensation for its services to the Fund, Berger receives an investment advisory fee according to the following annual rates of average daily net assets: .75% of the first $500 million; .70% of the next $500 million; and .65% over $1 billion. Such fee is accrued daily and paid monthly. Berger has agreed to waive its advisory fee and reimburse expenses to the Fund to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of the Fund.

The Fund has entered into an administrative services agreement with Berger. Berger currently provides these administrative services to the Fund at no cost.

The Trust, on behalf of the Fund, has entered into a recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"), which also serves as the Fund's custodian. The recordkeeping and pricing agreement provides for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Fund, based on the cash balances of the Fund held by State Street as custodian.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services by the Funds. Such fees are allocated among the entire Berger Funds complex. For the period ended June 30, 2001, such trustees' fees and expenses totaled $1,962 for the Fund.

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) were $29,078,823 and $33,670,860, respectively, for the period ended June 30, 2001.

There were no purchases or sales of long-term U.S. government securities during the period.

             Notes to Financial Statements                                    13

             Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report

--------------------------------------------------------------------------------

Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost of Securities

At June 30, 2001, the federal tax cost of securities and composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                        Gross             Gross
    Federal        Unrealized        Unrealized               Net
   Tax Cost      Appreciation      Depreciation      Depreciation
-----------      ------------      ------------      ------------
$45,812,033        $1,906,070       $(4,076,869)      $(2,170,799)

Repurchase Agreements

Repurchase agreements held by the Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

Federal Income Taxes

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency transactions, amortization of premium, and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

At June 30, 2001, the Fund had net capital loss carryovers in the amount of $531,354, which expire in the year 2008. The capital loss carryovers may be used to offset future realized capital gains for federal income tax purposes.

During the year ended December 31, 2000, the Fund incurred and elected to defer post-October 31 net capital and/or currency losses of $1,519,642 to the year ended December 31, 2001.

4.  Line of Credit

The Fund is party to an ongoing agreement with State Street that allows funds managed by Berger, collectively, to borrow up to $100 million for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. The Fund had no line of credit borrowings outstanding at June 30, 2001.

5.  Other Matters

Effective March 1, 2001, the independent trustees appointed Albert C. Yates trustee of the Trust. Also effective March 1, 2001, Louis R. Bindner retired as a trustee of the Trust. The current trustees of the Funds are Michael Owen, Jack
R. Thompson, Dennis E. Baldwin, Katherine A. Cattanach, Paul R. Knapp, Harry T. Lewis, Jr., William Sinclaire and Albert C. Yates.

14

Berger IPT-Large Cap Growth Fund o June 30, 2001 Semi-Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger IPT-Large Cap Growth Fund
For a Share Outstanding Throughout the Period

                                         Six Months Ended                        Years Ended December 31,
                                          June 30, 2001     --------------------------------------------------------------------
                                           (Unaudited)          2000          1999         1998            1997        1996(1)
                                         ----------------   -----------   -----------  -----------     -----------   -----------
Net asset value, beginning of period       $     22.98      $     26.45   $     16.63  $     13.39     $     11.14   $     10.00
                                           -----------      -----------   -----------  -----------     -----------   -----------
From investment operations
  Net investment income                           0.07             0.05          0.02         0.10            0.01          0.10
  Net realized and unrealized gains
    (losses) from investments and
    foreign currency transactions                (3.74)           (2.90)         9.80         3.25            2.75          1.04
                                           -----------      -----------   -----------  -----------     -----------   -----------
Total from investment operations                 (3.67)           (2.85)         9.82         3.35            2.76          1.14
                                           -----------      -----------   -----------  -----------     -----------   -----------
Less dividends and distributions
  Dividends (from net investment income)            --               --            --        (0.11)(5)       (0.10)           --
  Distributions (from net realized gains
    on investments)                                 --               --            --           --           (0.39)           --
  Distributions (in excess of net
    realized gains on investments)                  --            (0.62)           --           --           (0.02)           --
                                           -----------      -----------   -----------  -----------     -----------   -----------
Total dividends and distributions                   --            (0.62)           --        (0.11)          (0.51)           --
                                           -----------      -----------   -----------  -----------     -----------   -----------
Net asset value, end of period             $     19.31      $     22.98   $     26.45  $     16.63     $     13.39   $     11.14
                                           -----------      -----------   -----------  -----------     -----------   -----------
Total Return(2)                                 (16.01)%         (10.75)%       59.05%       25.03%          24.99%        11.40%
                                           -----------      -----------   -----------  -----------     -----------   -----------

Ratios/Supplemental Data:
  Net assets, end of period                $43,179,928      $56,018,925   $24,871,949  $ 9,084,022     $ 1,501,118   $   344,373
  Net expense ratio to average net
    assets(3)                                     0.93%(4)         0.90%         1.00%        1.00%           1.00%         1.00%(4)
  Ratio of net investment income (loss)
    to average net assets                         0.61%(4)         0.38%         0.10%        1.10%           1.39%         1.80%(4)
  Gross expense ratio to average net
    assets                                        0.93%(4)         0.90%         1.19%        1.99%           9.62%         7.70%(4)
  Portfolio turnover rate(2)                        62%              64%          149%         426%            215%           60%

(1) For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(4) Annualized.

(5) Distributions in excess of net investment income for the year ended December 31, 1998 amounted to less than $0.01 per share.

See notes to financial statements.

[BERGER FUNDS LOGO]

                                                                        IPTLCGSA